Exhibit 10.17

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of [•], 2023 (this “Subscription Agreement”), is made by and among Endeavor Operating Company, LLC, a Delaware limited liability company (“Endeavor OpCo”), January Capital Sub, LLC, a Delaware limited liability company, January Capital Holdco, LLC, a Delaware limited liability company (each of the foregoing, an “EDR Subscriber” and collectively the “EDR Subscribers”), and TKO Group Holdings, Inc. (f/k/a New Whale Inc.), a Delaware corporation (“New PubCo”). Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Transaction Agreement (as defined below).

WHEREAS, reference is hereby made to that certain Transaction Agreement, dated as of April 2, 2023, by and among Endeavor Group Holdings, Inc., Endeavor OpCo, Zuffa Parent, LLC, World Wrestling Entertainment, Inc. (“WWE”), New PubCo and Whale Merger Sub Inc. (the “Transaction Agreement”); and

WHEREAS, in furtherance of the transactions contemplated by the Transaction Agreement, immediately following the WWE Transfer (the “Issuance Time”), New PubCo desires to issue a number of New PubCo Class B Shares representing 51% of the total voting power of New PubCo Stock on a Fully-Diluted Basis (calculated in accordance with Section 1.09 of the Transaction Agreement) (the “Shares”) to the EDR Subscribers in exchange for a payment equal to the par value of such Shares.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements in this Subscription Agreement, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Subscription and Payment. In each case effective as of the Issuance Time, each EDR Subscriber hereby subscribes for, and offers to purchase, and New PubCo hereby accepts such offer and agrees to issue to such EDR Subscriber, that number of Shares that is set forth opposite such EDR Subscriber’s name on Annex A, in consideration of payment by each such EDR Subscriber to New PubCo on or before the date hereof in cash in an amount that is set forth opposite such EDR Subscriber’s name on Annex A (“Consideration”), the receipt of which is hereby acknowledged.

2. New PubCo’s Representations, Warranties and Agreements. New PubCo hereby represents and warrants to the EDR Subscribers as follows, in each case, as of the time of execution of this Subscription Agreement and as of the Issuance Time:

(a) Due Organization and Authority. New PubCo is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. New PubCo has the necessary power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) Shares. New PubCo has authorized the sale and issuance of the Shares and hereby represents and warrants that the Shares are validly issued, fully paid and nonassessable.

(c) Validity of Subscription Agreement. New PubCo has taken all actions necessary in order to execute, deliver and perform this Subscription Agreement and to consummate the transactions contemplated hereby. This Subscription Agreement has been duly executed and delivered by New PubCo and, assuming due execution and delivery by each of the EDR Subscribers, constitutes the valid and binding agreement of New PubCo, enforceable against New PubCo in accordance with its terms, subject to the Enforceability Exceptions.

3. EDR Subscribers’ Representations, Warranties and Agreements. Each of the EDR Subscribers hereby represents and warrants to New PubCo as follows, in each case, as of the time of execution of this Subscription Agreement and as of the Issuance Time:

(a) Due Organization and Authority. Such EDR Subscriber is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Such EDR Subscriber has the necessary power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) Validity of Agreement. Such EDR Subscriber has taken all actions necessary in order to execute, deliver and perform this Subscription Agreement and to consummate the transactions contemplated hereby. This Subscription Agreement has been duly executed and delivered by such EDR Subscriber and, assuming due execution and delivery by New PubCo and each other EDR Subscriber, constitutes the valid and binding agreement of such EDR Subscriber, enforceable against such EDR Subscriber in accordance with its terms, subject to the Enforceability Exceptions.

(c) Purchase Entirely for Own Account. Such EDR Subscriber hereby confirms, that the Shares to be received by such EDR Subscriber will be acquired for investment for such EDR Subscriber’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that such EDR Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable federal or state securities laws. By executing this Subscription Agreement, such EDR Subscriber further represents that such EDR Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(d) Disclosure of Information. Such EDR Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such EDR Subscriber further represents that it has had an opportunity to ask questions and receive answers from New PubCo regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of New PubCo.

(e) Sophisticated Investor. Such EDR Subscriber (a) is a sophisticated entity familiar with transactions similar to those contemplated by this Subscription Agreement, (b) can bear the economic risk of its investment, (c) has adequate information concerning the business and financial condition of New PubCo to make an informed decision regarding the purchase of the Shares, (d) has negotiated this Subscription Agreement on an arm’s-length basis and has had an opportunity to consult with its legal, tax and financial advisors concerning this Subscription Agreement and its subject matter and (e) has independently and without reliance upon New PubCo, and based on such information and the advice of such advisors as such EDR Subscriber has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such EDR Subscriber acknowledges that neither New PubCo nor any of its Affiliates (including WWE) (i) is acting as a fiduciary or financial or investment adviser to such EDR Subscriber, nor has New PubCo given such EDR Subscriber any investment advice, opinion or other information on whether the purchase of the Shares is prudent or (ii) has provided to EDR Subscriber any (a) tax advice or (b) representation or warranty relating to tax matters or the tax consequences, in each case, of the transactions contemplated by this Subscription Agreement. Such EDR Subscriber also represents it has not been organized for the purpose of acquiring the Shares. Such EDR Subscriber understands that New PubCo will rely on the accuracy and truth of the foregoing representations, and such EDR Subscriber hereby consents to such reliance.

(f) Accredited Investor. Such EDR Subscriber is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act of 1933, as presently in effect (the “Securities Act”).

(g) Brokers or Finders. Such EDR Subscriber has not engaged any brokers, finders or agents such that New PubCo will incur, directly or indirectly, as a result of any action taken by such EDR Subscriber, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the sale of the Shares contemplated by this Subscription Agreement.

(h) Restricted Securities. Such EDR Subscriber understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from New PubCo in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, such EDR Subscriber represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(i) Legends. Such EDR Subscriber understands that the Shares may bear one or all of the following legends:

(i) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, APPLICABLE STATE SECURITIES LAWS (PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM). INVESTORS SHOULD BE AWARE THAT THEY MAY BE

REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(ii) Any legend required by applicable state “blue sky” securities laws, rules and regulations.

4. Miscellaneous. This Subscription Agreement and the Transaction Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and thereof. Sections 10.1 (Amendment), 10.2 (Waiver), 10.4 (Entire Agreement; Counterparts), 10.5 (Applicable Laws; Jurisdiction; Specific Performance; Remedies), 10.6 (Assignability), 10.7 (No Third-Party Beneficiary), 10.9 (Severability), 10.14 (Construction) and 10.16 (Non-Recourse) of the Transaction Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Remainder of page left intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed as of the date first written above.

.

ENDEAVOR OPERATING COMPANY, LLC

By:
Name:
Title:

JANUARY CAPITAL SUB, LLC

By:
Name:
Title:

JANUARY CAPITAL HOLDCO, LLC

By:
Name:
Title:

TKO GROUP HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

ANNEX A

EDR Subscriber	Percentage of Shares	Shares	Consideration
Endeavor Operating Company, LLC	[85.6]%	[•]	$[•]
January Capital Sub, LLC	[7.1]%	[•]	$[•]
January Capital Holdco, LLC	[7.3]%	[•]	$[•]